LOAN AGREEMENT

     THIS LOAN AGREEMENT, dated as of May 3, 2006, is entered into by and between NEW WORLD ENTERTAINMENT CORP., a Nevada corporation (the "Company"), and each individual or entity named on a signature page hereto (as used herein, each such signatory is referred to as the "Lender" or a "Lender") (each agreement with a Lender being deemed a separate and independent agreement between the Company and such Lender, except that each Lender acknowledges and consents to the rights granted to each other Lender [each, an "Other Lender"] under such agreement and the Transaction Agreements, as defined below, referred to therein).

                              W I T N E S S E T H:

     WHEREAS, the Company and each of the Lenders are executing and delivering this Agreement in accordance with and in reliance upon the exemption from securities registration for offers and sales to accredited investors afforded, inter alia, by Rule 506 under Regulation D ("Regulation D") as promulgated by the United States Securities and Exchange Commission (the "SEC") under the Securities Act of 1933, as amended (the "1933 Act"), and/or Section 4(2) of the 1933 Act; and

     WHEREAS, each Lender wishes to lend funds to the Company, subject to and upon the terms and conditions of this Agreement and acceptance of this Agreement by the Company, the repayment of which will be represented by Promissory Notes of the Company (each, a "Note"), on the terms and conditions referred to herein; and

     WHEREAS, in connection with the loan to be made by each Lender, the Company has agreed to issue the Issued Shares (as those terms are defined below) to the Lender; and

     NOW THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

     1.   AGREEMENT TO PURCHASE; PURCHASE PRICE.

     a.   Purchase.

          (i) Subject to the terms and conditions of this Agreement and the other Transaction Agreements, each Lender hereby agrees to loan to the Company the principal amount specified on the Lender's signature page hereof (the "Loan Amount"). The aggregate Loan Amount of all Lenders shall be $3,250,000.00 (the "Aggregate Loan Amount").

          (ii) The obligation to repay the loan from the Lender shall be evidenced by the Company's issuance of the Notes, which shall be shall be in the form of Annex I annexed hereto.

          (iii) The loans to be made by the Lenders and the issuance of the Notes to the Lenders and the other transactions contemplated hereby are sometimes referred to herein and in the other Transaction Agreements as the purchase and sale of the Securities (as defined below), and are referred to collectively as the "Transactions."

     b. Certain Definitions. As used herein, each of the following terms has the meaning set forth below, unless the context otherwise requires:

     "Affiliate" means, with respect to a specific Person referred to in the relevant provision, another Person who or which controls or is controlled by or is under common control with such specified Person.

     "Business Day" means any day other than Saturday, Sunday or other day on which commercial banks in The City of New York are authorized or required by law to remain closed.

     "Certificates" means the Notes, each duly executed by the Company and issued on the Closing Date, and stock certificates in the amount of 10,833,333 shares of common stock, $0.001 par value (the "Common Stock"), of the Company issued by the Company within 15 Business Days of obtaining Shareholder Approval as prepaid interest on the Note pursuant to the terms of the Transaction Agreements in the name of the Lender.

     "Closing Date" means the date of the closing of the Transactions, as provided herein. "Company Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Company pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act (as defined below).

     "Holder" means the Person holding the relevant Securities at the relevant time.

     "Issued Shares" means stock certificates in the amount of 10,833,333 shares of Common Stock of the Company issued by the Company within 15 Business Days of obtaining Shareholder Approval as prepaid interest on the Note pursuant to the terms of the Transaction Agreements in the name of the Lender.

     "Last Audited Date" means December 31, 2005.

     "Lender Control Person" means each director, executive officer, promoter, and such other Persons as may be deemed in control of the Lender pursuant to Rule 405 under the 1933 Act or Section 20 of the 1934 Act.

     "Material Adverse Effect" means an event or combination of events, which individually or in the aggregate, would reasonably be expected to (w) adversely affect the legality, validity or enforceability of the Securities or any of the Transaction Agreements, (x) have or result in a material adverse effect on the results of operations, assets, prospects, or condition (financial or otherwise) of the Company and its subsidiaries, taken as a whole, (y) adversely impair the Company's ability to perform fully on a timely basis its obligations under any of the Transaction Agreements or the transactions contemplated thereby, or (z) materially and adversely affect the value of the rights granted to the Lender in the Transaction Agreements. "Person" means any living person or any entity, such as, but not necessarily limited to, a corporation, partnership or trust.

     "Principal Trading Market" means the Grey Market or such other market on which the Common Stock is principally traded at the relevant time."

     "Securities" means the Note and stock certificates in the amount of 10,833,333 shares of Common Stock of the Company issued by the Company within 15 Business Days of obtaining Shareholder Approval as prepaid interest on the Note pursuant to the terms of the Transaction Agreements in the name of the Lender.

     "Shareholder Approval" means shareholder approval amounting to, in the aggregate, at least 50% of the issued and outstanding Common Stock, authorizing the Company to increase its authorized capital stock from 75,000,000 shares of Common Stock to 500,000,000 shares of Common Stock.

     "State of Incorporation" means Nevada.

     "Transaction Agreements" means this Loan Agreement, the Promissory Notes, the Security Agreement, the Collateral Agent Agreement, the Registration Rights Agreement and the Placement Agent Agreement, and includes all ancillary documents referred to in those agreements.

     c.   Form of Payment; Delivery of Certificates.

          (i) The Lender shall pay the Loan Amount by delivering immediately available good funds in United States Dollars pursuant to the wire instructions set forth in the Disbursement Memorandum, a copy of which is annexed hereto as Exhibit A, no later than the date prior to the Closing Date.

          (ii) Within 15 Business Days of obtaining Shareholder Approval, the Company shall deliver the Certificates, each duly executed on behalf of the Company and issued in the name of the Lender, to the Lender.

     d. Method of Payment. Payment of the Loan Amount shall be made by wire transfer of funds to:

          Bank:

          Branch Address:

          Account Name:

          Account No.:

          ABA No.:


     2. LENDER REPRESENTATIONS, WARRANTIES, ETC.; ACCESS TO INFORMATION; INDEPENDENT INVESTIGATION.

          The Lender represents and warrants to, and covenants and agrees with, the Company as follows:

          a. Without limiting Lender's right to sell the Securities pursuant to an effective registration statement or otherwise in compliance with the 1933 Act, the Lender is purchasing the Securities for its own account for investment only and not with a view towards the public sale or distribution thereof and not with a view to or for sale in connection with any distribution thereof.

          b. The Lender is (i) an "accredited investor" as that term is defined in Rule 501 of the General Rules and Regulations under the 1933 Act by reason of Rule 501(a)(3), (ii) experienced in making investments of the kind described in this Agreement and the related documents, (iii) able, by reason of the business and financial experience of its officers (if an entity) and professional advisors (who are not affiliated with or compensated in any way by the Company or any of its Affiliates or selling agents), to protect its own interests in connection with the transactions described in this Agreement, and the related documents, and to evaluate the merits and risks of an investment in the Securities, and (iv) able to afford the entire loss of its investment in the Securities.

          c. All subsequent offers and sales of the Securities by the Lender shall be made pursuant to registration of the relevant Securities under the 1933 Act or pursuant to an exemption from registration.

          d. The Lender understands that the Securities are being offered and sold to it in reliance on specific exemptions from the registration requirements of the 1933 Act and state securities laws and that the Company is relying upon the truth and accuracy of, and the Lender's compliance with, the representations, warranties, agreements, acknowledgments and understandings of the Lender set forth herein in order to determine the availability of such exemptions and the eligibility of the Lender to acquire the Securities.

          e. The Lender and its advisors, if any, have been furnished with or have been given access to all materials relating to the business, finances and operations of the Company and materials relating to the offer and sale of the Securities which have been requested by the Lender, including those set forth on in any annex attached hereto. The Lender and its advisors, if any, have been afforded the opportunity to ask questions of the Company and its management and have received complete and satisfactory answers to any such inquiries. Without limiting the generality of the foregoing, the Lender has also had the opportunity to obtain and to review the Company's filings on EDGAR.

          f. The Lender understands that its investment in the Securities involves a high degree of risk. g. The Lender hereby represents that, in connection with its purchase of the Securities, it has not relied on any statement or representation by the Company or any finders or any of their respective officers, directors and employees or any of their respective attorneys or agents.

          h. The Lender understands that no United States federal or state agency or any other government or governmental agency has passed on or made any recommendation or endorsement of the Securities.

          i. This Agreement and the other Transaction Agreements to which the Lender is a party, and the transactions contemplated thereby, have been duly and validly authorized, executed and delivered on behalf of the Lender and are valid and binding agreements of the Lender enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium and other similar laws affecting the enforcement of creditors' rights generally.

       3. COMPANY REPRESENTATIONS, ETC. The Company represents and warrants to the Lender as of the date hereof and as of the Closing Date that, except as otherwise provided in Annex V hereto or in the Company's SEC Documents:

          a. Rights of Others Affecting the Transactions. There are no preemptive rights of any shareholder of the Company, as such, to acquire the Notes. No party other than a Lender or an Other Lender has a currently exercisable right of first refusal, which would be applicable to any or all of the transactions contemplated by the Transaction Agreements.

          b. Status. The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Incorporation and has the requisite corporate power to own its properties and to carry on its business as now being conducted. The Company is duly qualified as a foreign corporation to do business and is in good standing in each jurisdiction where the nature of the business conducted or property owned by it makes such qualification necessary, other than those jurisdictions in which the failure to so qualify would not have or result in a Material Adverse Effect. The Common

Stock is quoted on the Principal Trading Market. The Company has received no notice, either oral or written, with respect to the continued eligibility of the Common Stock for such quotation on the Principal Trading Market, and the Company has maintained all requirements on its part for the continuation of such quotation.

          c. Authorized Shares.

     (i) The  authorized  capital  stock of the Company  consists of  75,000,000 shares of Common Stock, $.001 par value per share, of which approximately 71,400,000 are outstanding as of April 20, 2006. In connection with this Loan Agreement and Transaction Agreements, the Company shall use its best efforts to obtain requisite Shareholder Approval.

     (ii) As of the date hereof and as of the Closing Date, (1) there are no outstanding securities which are convertible into shares of Common Stock, whether such conversion is currently exercisable or exercisable only upon some future date or the occurrence of some event in the future and (2) the Company has not issued any warrants or other rights to acquire shares of the Common Stock other than those referred to in the Company's SEC Documents. If any such securities are listed on Annex VI, the number or amount of each such outstanding convertible security and the conversion terms thereof or of each such warrant or other right and the terms of its exercise are set forth in said Annex VI.

     (iii) All issued and outstanding shares of Common Stock have been duly authorized and validly issued and are fully paid and non-assessable.

          d. Transaction Agreements and Stock. Subject to Shareholder Approval, this Agreement and each of the other Transaction Agreements, and the transactions contemplated thereby, have been duly and validly authorized by the Company, this Agreement has been duly executed and delivered by the Company and this Agreement is, and the Notes, and each of the other Transaction Agreements, when executed and delivered by the Company, will be, valid and binding agreements of the Company enforceable in accordance with their respective terms, subject as to enforceability to general principles of equity and to bankruptcy, insolvency, moratorium, and other similar laws affecting the enforcement of creditors' rights generally.

          e. Non-contravention. Subject to Shareholder Approval, the execution and delivery of this Agreement and each of the other Transaction Agreements by the Company, the issuance of the Securities, and the consummation by the Company of the other transactions contemplated by this Agreement, the Notes, and the other Transaction Agreements do not and will not conflict with or result in a breach by the Company of any of the terms or provisions of, or constitute a default under (i) the certificate of incorporation or by-laws of the Company, each as currently in effect, (ii) any indenture, mortgage, deed of trust, or other material agreement or instrument to which the Company is a party or by which it or any of its properties or assets are bound, including any listing agreement for the Common Stock except as herein set forth, or (iii) to its knowledge, any existing applicable law, rule, or regulation or any applicable decree, judgment, or order of any court, United States federal or state regulatory body, administrative agency, or other governmental body having jurisdiction over the Company or any of its properties or assets, except such conflict, breach or default which would not have or result in a Material Adverse Effect.

          f. Approvals. With the exception of Shareholder Approval, no authorization, approval or consent of any court, governmental body, regulatory agency, self-regulatory organization, or stock exchange or market or the shareholders of the Company is required to be obtained by the Company for the issuance and sale of the Securities to the Lender as contemplated by this Agreement, except such authorizations, approvals and consents that have been obtained.

          g. Filings. None of the Company's SEC Documents contained, at the time they were filed, any untrue statement of a material fact or omitted to state any material fact required to be stated therein or necessary to make the statements made therein in light of the circumstances under which they were made, not misleading.

          h. Absence of Certain Changes. Since the Last Audited Date, there has been no material adverse change and no Material Adverse Effect, except as disclosed in the Company's SEC Documents. Since the Last Audited Date, except as provided in the Company's SEC Documents, the Company has not (i) incurred or become subject to any material liabilities (absolute or contingent) except liabilities incurred in the ordinary course of business consistent with past practices; (ii) discharged or satisfied any material lien or encumbrance or paid any material obligation or liability (absolute or contingent), other than current liabilities paid in the ordinary course of business consistent with past practices; (iii) declared or made any payment or distribution of cash or other property to shareholders with respect to its capital stock, or purchased or redeemed, or made any agreements to purchase or redeem, any shares of its capital stock; (iv) sold, assigned or transferred any other tangible assets, or canceled any debts owed to the Company by any third party or claims of the Company against any third party, except in the ordinary course of business consistent with past practices; (v) waived any rights of material value, whether or not in the ordinary course of business, or suffered the loss of any material amount of existing business; (vi) made any increases in employee compensation, except in the ordinary course of business consistent with past practices; or
(vii) experienced any material problems with labor or management in connection with the terms and conditions of their employment.

          i. Full Disclosure. To the best of the Company's knowledge, there is no fact known to the Company (other than general economic conditions known to the public generally or as disclosed in the Company's SEC Documents) that has not been disclosed in writing to the Lender that would reasonably be expected to have or result in a Material Adverse Effect.

          j. Absence of Litigation. There is no action, suit, proceeding, inquiry or investigation before or by any court, public board or body pending or, to the knowledge of the Company, threatened against or affecting the Company before or by any governmental authority or nongovernmental department, commission, board, bureau, agency or instrumentality or any other person, wherein an unfavorable decision, ruling or finding would have a Material Adverse Effect or which would adversely affect the validity or enforceability of, or the authority or ability of the Company to perform its obligations under, any of the Transaction Agreements. The Company is not aware of any valid basis for any such claim that (either individually or in the aggregate with all other such events and circumstances) could reasonably be expected to have a Material Adverse Effect. There are no outstanding or unsatisfied judgments, orders, decrees, writs, injunctions or stipulations to which the Company is a party or by which it or any of its properties is bound, that involve the transaction contemplated herein or that, alone or in the aggregate, could reasonably be expect to have a Material Adverse Effect.

          k. Absence of Events of Default. Except as set forth in Section 3(e) hereof, (i) neither the Company nor any of its subsidiaries is in default in the performance or observance of any material obligation, agreement, covenant or condition contained in any material indenture, mortgage, deed of trust or other material agreement to which it is a party or by which its property is bound, and
(ii) no Event of Default (or its equivalent term), as defined in the respective agreement to which the Company or its subsidiary is a party, and no event which, with the giving of notice or the passage of time or both, would become an Event of Default (or its equivalent term) (as so defined in such agreement), has occurred and is continuing, which would have a Material Adverse Effect.

          l. Absence of Certain Company Control Person Actions or Events. To the Company's knowledge, none of the following has occurred during the past five (5) years with respect to a Company Control Person:

     (1) A petition under the federal bankruptcy laws or any state insolvency law was filed by or against, or a receiver, fiscal agent or similar officer was appointed by a court for the business or property of such Company Control Person, or any partnership in which he was a general partner at or within two years before the time of such filing, or any corporation or business association of which he was an executive officer at or within two years before the time of such filing;

     (2) Such Company Control Person was convicted in a criminal proceeding or is a named subject of a pending criminal proceeding (excluding traffic violations and other minor offenses);

     (3) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any court of competent jurisdiction, permanently or temporarily enjoining him from, or otherwise limiting, the following activities:

          (i) acting, as an investment advisor, underwriter, broker or dealer in securities, or as an affiliated person, director or employee of any investment company, bank, savings and loan association or insurance company, as a futures commission merchant, introducing broker, commodity trading advisor, commodity pool operator, floor broker, any other Person regulated by the Commodity Futures Trading Commission ("CFTC") or engaging in or continuing any conduct or practice in connection with such activity;

          (ii) engaging in any type of business practice; or

          (iii) engaging in any activity in connection with the purchase or sale of any security or commodity or in connection with any violation of federal or state securities laws or federal commodities laws;

     (4) Such Company Control Person was the subject of any order, judgment or decree, not subsequently reversed, suspended or vacated, of any federal or state authority barring, suspending or otherwise limiting for more than 60 days the right of such Company Control Person to engage in any activity described in paragraph (3) of this item, or to be associated with Persons engaged in any such activity; or

     (5) Such Company Control Person was found by a court of competent jurisdiction in a civil action or by the CFTC or SEC to have violated any federal or state securities law, and the judgment in such civil action or finding by the CFTC or SEC has not been subsequently reversed, suspended, or vacated.

          m. No Undisclosed Liabilities or Events. To the best of the Company's knowledge, the Company has no liabilities or obligations other than those disclosed in the Transaction Agreements or the Company's SEC Documents or those incurred in the ordinary course of the Company's business since the Last Audited Date, or which individually or in the aggregate, do not or would not have a Material Adverse Effect. No event or circumstances has occurred or exists with respect to the Company or its properties, business, operations, condition (financial or otherwise), or results of operations, which, under applicable law, rule or regulation, requires public disclosure or announcement prior to the date hereof by the Company but which has not been so publicly announced or disclosed. There are no proposals currently under consideration or currently anticipated to be under consideration by the Board of Directors or the executive officers of the Company which proposal would (x) change the articles or certificate of incorporation or other charter document or by-laws of the Company, each as currently in effect, with or without shareholder approval, which change would reduce or otherwise adversely affect the rights and powers of the shareholders of the Common Stock or (y) materially or substantially change the business, assets or capital of the Company, including its interests in subsidiaries.

          n. No Integrated Offering. Neither the Company nor any of its Affiliates nor any Person acting on its or their behalf has, directly or indirectly, at any time since November 1, 2005, made any offer or sales of any security or solicited any offers to buy any security under circumstances that would eliminate the availability of the exemption from registration under Regulation D in connection with the offer and sale of the Securities as contemplated hereby.

          o. Confirmation. The Company confirms that all statements of the Company contained herein shall survive acceptance of this Agreement by the Lender. The Company agrees that, if any events occur or circumstances exist prior to the Closing Date or the release of the Loan Amount to the Company which would make any of the Company's representations, warranties, agreements or other information set forth herein materially untrue or materially inaccurate as of such date, the Company shall immediately notify the Lender (directly or through its counsel, if any) in writing prior to such date of such fact, specifying which representation, warranty or covenant is affected and the reasons therefor.

     4. CERTAIN COVENANTS AND ACKNOWLEDGMENTS.

          a. Transfer Restrictions. The Lender acknowledges that (1) the Securities have not been and are not being registered under the provisions of the 1933 Act, and have not been and are not being registered under the 1933 Act, and may not be transferred unless (A) subsequently registered thereunder or (B) the Lender shall have delivered to the Company an opinion of counsel, reasonably satisfactory in form, scope and substance to the Company, to the effect that the Securities to be sold or transferred may be sold or transferred pursuant to an exemption from such registration; (2) any sale of the Securities made in reliance on Rule 144 promulgated under the 1933 Act may be made only in accordance with the terms of said Rule and further, if said Rule is not applicable, any resale of such Securities under circumstances in which the seller, or the Person through whom the sale is made, may be deemed to be an underwriter, as that term is used in the 1933 Act, may require compliance with some other exemption under the 1933 Act or the rules and regulations of the SEC thereunder; and (3) neither the Company nor any other Person is under any obligation to register the Securities under the 1933 Act or to comply with the terms and conditions of any exemption thereunder.


          b. Restrictive Legend. The Lender acknowledges and agrees that, until such time as the relevant Notes have been registered under the 1933 Act, and sold in accordance with an effective Registration Statement or otherwise in accordance with another effective registration statement, the certificates and other instruments representing any of the Securities shall bear a restrictive legend in substantially the following form (and a stop-transfer order may be placed against transfer of any such Securities):

        THESE SECURITIES HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR THE SECURITIES LAWS OF ANY STATE AND MAY NOT BE SOLD OR OFFERED FOR SALE IN THE ABSENCE OF AN EFFECTIVE REGISTRATION STATEMENT FOR THE
        SECURITIES OR AN OPINION OF COUNSEL OR OTHER EVIDENCE ACCEPTABLE TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED.

          c. Filings. The Company undertakes and agrees to make all necessary filings in connection with the sale of the Securities to the Lender under any United States laws and regulations applicable to the Company, or by any domestic securities exchange or trading market, and to provide a copy thereof to the Lender promptly after such filing.

          d. Reporting Status. So long as the Lender beneficially owns any of the Securities and for at least twenty (20) days thereafter, the Company shall file all reports required to be filed with the SEC pursuant to Section 13 or 15(d) of the 1934 Act, shall take all reasonable action under its control to ensure that adequate current public information with respect to the Company, as required in accordance with Rule 144(c)(2) of the 1933 Act, is publicly available, and shall not terminate its status as an issuer required to file reports under the 1934 Act even if the 1934 Act or the rules and regulations thereunder would permit such termination. The Company will take all reasonable action under its control to maintain the continued listing and quotation and trading of its Common Stock on the Principal Trading Market or a listing on the NASDAQ/Small Cap or National Markets and, to the extent applicable to it, will comply in all material respects with the Company's reporting, filing and other obligations under the by-laws or rules of the Principal Trading Market and/or the National Association of Securities Dealers, Inc., as the case may be, applicable to it at least through the date which is sixty (60) days after the date on which all of the Notes have been paid in full.

          e. Use of Proceeds. The Company will use 100% of the proceeds received hereunder to finance the acquisition of 75% of the assets of Telton Limited (Nevis), a privately owned corporation organized under the laws of Antigua, and G-Cash (Gibraltar), a privately owned corporation organized under the laws of Antigua, as disclosed in the Arrangement Agreement entered into on April 6, 2006.

          f. Intentionally Omitted

          g. Intentionally Omitted

          h. Intentionally Omitted

          i. Publicity, Filings, Releases, Etc. Each of the parties agrees that it will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby, including issuing any press releases, holding any press conferences or other forums, or filing any reports (collectively, "Publicity"), without giving the other party reasonable advance notice and an opportunity to comment on the contents thereof; provided that the Company will not disseminate any information relating to the Transaction Agreements or the transactions contemplated thereby until the Company discloses the details of the financing transaction contemplated herein by filing a Current Report on Form 8-K containing full disclosure and audited financial statements, as required by the applicable SEC rules and regulations. Neither party will include in any such Publicity any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included. In furtherance of the foregoing, the Company will provide to the Lender drafts of the applicable text of the first filing of a

Current Report on Form 8-K or a Quarterly or Annual Report on Form 10-Q or 10-K intended to be made with the SEC which refers to the Transaction Agreements or the transactions contemplated thereby as soon as practicable (but at least one business day before such filing will be made) will not include in such filing any statement or statements or other material to which the other party reasonably objects, unless in the reasonable opinion of counsel to the party proposing such statement, such statement is legally required to be included.
Notwithstanding the foregoing, each of the parties hereby consents to the inclusion of the text of the Transaction Agreements in filings made with the SEC as well as any descriptive text accompanying or part of such filing which is accurate and reasonably determined by the Company's counsel to be legally required. Notwithstanding, but subject to, the foregoing provisions of this
Section 4(i), the Company will, after the Closing Date, promptly issue a press release and file a Current Report on Form 8-K or, if appropriate, a quarterly or annual report on the appropriate form, referring to the transactions contemplated by the Transaction Agreements.


          j. Independent Nature of Lenders' Obligations and Rights. The obligations of each Lender under the Transaction Agreements are several and not joint with the obligations of any other Lender, and no Lender shall be responsible in any way for the performance of the obligations of any Other Lender under any one or more of the Transaction Agreements. The decision of each Lender or Other Lender to purchase Securities pursuant to the Transaction Agreements has been made by such Lender independently of any Other Lender. Nothing contained herein or in any Transaction Agreement, and no action taken by any Lender pursuant thereto, shall be deemed to constitute any two or more Lenders as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Lenders are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Agreements. Each Lender acknowledges that no Other Lender has acted as agent for such Lender in connection with making its investment hereunder and that no Lender will be acting as agent of such Other Lender in connection with monitoring its investment in the Securities or enforcing its rights under the Transaction Agreements. Each Lender shall be entitled to independently protect and enforce its rights, including without limitation the rights arising out of this Agreement or out of the other Transaction Agreements, and it shall not be necessary for any Other Lender to be joined as an additional party in any proceeding for such purpose. The Company acknowledges that each of the Lenders has been provided with the same Transaction Agreements for the purpose of closing a transaction with multiple Lenders and not because it was required or requested to do so by any Lender.

          k. Equal Treatment of Lenders. No consideration shall be offered or paid to any person to amend or consent to a waiver or modification of any provision of any of the Transaction Agreements unless the same consideration is also offered to all of the parties to the Transaction Agreements.

          l. Independent Investment Decision. No Lender has agreed to act with any Other Lender for the purpose of acquiring, holding, voting or disposing of the Securities purchased hereunder for purposes of Section 13(d) under the 1934 Act, and each Lender is acting independently with respect to its investment in the Securities. The decision of each Lender to purchase Securities pursuant to this Agreement has been made by such Lender independently of any other purchase and independently of any information, materials, statements or opinions as to the business, affairs, operations, assets, properties, liabilities, results of operations, condition (financial or otherwise) or prospects of the Company or its subsidiaries which may have made or given by any Other Lender or by any agent or employee of any Other Lender, and no Lender or any of its agents or employees shall have any liability to any Other Lender (or any other person) relating to or arising from any such information, materials, statements or opinions.

     5. Intentionally Omitted

     6. CLOSING DATE.

     a. The Closing Date shall occur on or before May 4, 2006; provided that on or prior to such date, each of the conditions contemplated by Sections 7 and 8 hereof shall have either been satisfied or been waived by the party in whose favor such conditions run.

     b. The closing of the Transactions shall occur on the Closing Date at the offices of the Lender and shall take place no later than 7:00 P.M., New York time, on such day or such other time as is mutually agreed upon by the Company and the Lender.

     7. CONDITIONS TO THE COMPANY'S OBLIGATION TO SELL.

     The Lender understands that the Company's obligation to sell the Notes to the Lender pursuant to this Agreement on the Closing Date is conditioned upon:

     a. The execution and delivery of this Agreement by the Lender;

     b. Delivery by the Lender good funds as payment in full of an amount equal to the Loan Amount in accordance with this Agreement;

     c. The accuracy on such Closing Date of the representations and warranties of the Lender contained in this Agreement, each as if made on such date, and the performance by the Lender on or before such date of all covenants and agreements of the Lender required to be performed on or before such date; and

     d. There shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained.

     8. CONDITIONS TO THE LENDER'S OBLIGATION TO PURCHASE.

     The Company understands that the Lender's obligation to purchase the Notes and the Issued Shares on the Closing Date is conditioned upon:

     a. The execution and delivery of this Agreement and the other Transaction Agreements by the Company and the Shareholders; provided that, the Security Agreement and Collateral Agent Agreement shall be executed among the Company, the Shareholders, the Lenders and the Collateral Agent, as defined in applicable agreements, within thirty (30) Business Days of the Closing date, such that the execution and delivery of the Security Agreement and the Collateral Agent
Agreement shall be considered as a post Closing item and shall not be a condition of the Lender's obligation to purchase the Notes and the Issued Shares on the Closing Date;

     b. Delivery by the Company of the Notes in accordance with this Agreement;

     c. The accuracy in all material respects on the Closing Date of the representations and warranties of the Company contained in this Agreement, each as if made on such date, and the performance by the Company on or before such date of all covenants and agreements of the Company required to be performed on or before such date;

     d. With the exception of Shareholder Approval, there shall not be in effect any law, rule or regulation prohibiting or restricting the transactions contemplated hereby, or requiring any consent or approval which shall not have been obtained; and

     e. From and after the date hereof to and including the Closing Date, each of the following conditions will remain in effect: (i) the trading of the Common Stock, if any, shall not have been suspended by the SEC or on the Principal Trading Market; (ii) trading in securities generally on the Principal Trading Market shall not have been suspended or limited; (iii) no minimum prices shall been established for securities traded on the Principal Trading Market; and (iv) there shall not have been any material adverse change in any financial market.

     9. INDEMNIFICATION AND REIMBURSEMENT.

     a. (i) The Company agrees to indemnify and hold harmless the Lender and its officers, directors, employees, and agents, and each Lender Control Person from and against any losses, claims, damages, liabilities or expenses incurred (collectively, "Damages"), joint or several, and any action in respect thereof to which the Lender, its partners, Affiliates, officers, directors, employees, and duly authorized agents, and any such Lender Control Person becomes subject to, resulting from, arising out of or relating to any misrepresentation, breach of warranty or nonfulfillment of or failure to perform any covenant or agreement on the part of Company contained in this Agreement, as such Damages are incurred, except to the extent such Damages result primarily from Lender's failure to perform any covenant or agreement contained in this Agreement or the Lender's or its officer's, director's, employee's, agent's or Lender Control Person's gross negligence, recklessness or bad faith in performing its obligations under this Agreement.

          (ii) The Company hereby agrees that, if the Lender, other than by reason of its gross negligence, illegal or willful misconduct (in each case, as determined by a non-appealable judgment to such effect), (x) becomes involved in any capacity in any action, proceeding or investigation brought by any shareholder  of  the  Company,  in  connection  with  or  as  a  result  of  the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or if the Lender is impleaded in any such action, proceeding or investigation by any Person, or (y) becomes involved in any capacity in any action, proceeding or investigation brought by the SEC, any self-regulatory organization or other body having jurisdiction, against or involving the Company or in connection with or as a result of the consummation of the transactions contemplated by this Agreement or the other Transaction Agreements, or (z) is impleaded in any such action, proceeding or investigation by any Person, then in any such case, the Company shall indemnify, defend and hold harmless the Lender from and against and in respect of all losses, claims, liabilities, damages or expenses resulting from, imposed upon or incurred by the Lender, directly or indirectly, and reimburse such Lender for its reasonable legal and other expenses (including the cost of any investigation and preparation) incurred in connection therewith, as such expenses are incurred. The indemnification and reimbursement obligations of the Company under this paragraph shall be in addition to any liability which the Company may otherwise have, shall extend upon the same terms and conditions to any Affiliates of the Lender who are actually named in such action, proceeding or investigation, and partners, directors, agents, employees and Lender Control Persons (if any), as the case may be, of the Lender and any such Affiliate, and shall be binding upon and inure to the benefit of any successors, assigns, heirs and personal representatives of the Company, the Lender, any such Affiliate and any such Person. The Company also agrees that neither the Lender nor any such Affiliate, partner, director, agent, employee or Lender Control Person shall have any liability to the Company or any Person asserting claims on behalf of or in right of the Company in connection with or as a result of the consummation of this Agreement or the other Transaction Agreements, except as may be expressly and specifically provided in or contemplated by this Agreement.

     b. All claims for indemnification by any Indemnified Party (as defined below) under this Section shall be asserted and resolved as follows:

          (i) In the event any claim or demand in respect of which any Person claiming indemnification under any provision of this Section (an "Indemnified Party") might seek indemnity under paragraph (a) of this Section is asserted against or sought to be collected from such Indemnified Party by a Person other than a party hereto or an Affiliate thereof (a "Third Party Claim"), the Indemnified Party shall deliver a written notification, enclosing a copy of all papers served, if any, and specifying the nature of and basis for such Third Party Claim and for the Indemnified Party's claim for indemnification that is being asserted under any provision of this Section against any Person (the "Indemnifying Party"), together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such Third Party Claim (a "Claim Notice") with reasonable promptness to the Indemnifying Party. If the Indemnified Party fails to provide the Claim Notice with reasonable promptness after the Indemnified Party receives notice of such Third Party Claim, the Indemnifying Party shall not be obligated to indemnify the Indemnified Party with respect to such Third Party Claim to the extent that the Indemnifying Party's ability to defend has been prejudiced by such failure of the Indemnified Party. The Indemnifying Party shall notify the Indemnified Party as soon as practicable within the period ending thirty (30) calendar days following receipt by the Indemnifying Party of either a Claim Notice or an
Indemnity Notice (as defined below) (the "Dispute Period") whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party under this Section and whether the Indemnifying Party desires, at its sole cost and expense, to defend the Indemnified Party against such Third Party Claim. The following provisions shall also apply.


          (x) If the Indemnifying Party notifies the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Indemnified Party with respect to the Third Party Claim pursuant to this paragraph (b) of this Section, then the Indemnifying Party shall have the right to defend, with counsel reasonably satisfactory to the Indemnified Party, at the sole cost and expense of the Indemnifying Party, such Third Party Claim by all appropriate proceedings, which proceedings shall be vigorously and diligently prosecuted by the Indemnifying Party to a final conclusion or will be settled at the discretion of the Indemnifying Party (but only with the consent of the Indemnified Party in the case of any settlement that provides for any relief other than the payment of monetary damages or that provides for the payment of monetary damages as to which the Indemnified Party shall not be indemnified in full pursuant to paragraph (a) of this Section). The Indemnifying Party shall have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that the Indemnified Party may, at the sole cost and expense of the Indemnified Party, at any time prior to the Indemnifying Party's delivery of the notice referred to in the first sentence of this subparagraph (x), file any motion, answer or other pleadings or take any other action that the Indemnified Party reasonably believes to be necessary or appropriate protect its interests; and provided further, that if requested by the Indemnifying

          Party, the Indemnified Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnifying Party in contesting any Third Party Claim that the Indemnifying Party elects to contest. The Indemnified Party may participate in, but not control, any defense or settlement of any Third Party Claim controlled by the Indemnifying Party pursuant to this subparagraph (x), and except as provided in the preceding sentence, the Indemnified Party shall bear its own costs and expenses with respect to such participation. Notwithstanding the foregoing, the Indemnified Party may take over the control of the defense or settlement of a Third
          Party Claim at any time if it irrevocably waives its right to indemnity under paragraph (a) of this Section with respect to such Third Party Claim.

          (y) If the Indemnifying Party fails to notify the Indemnified Party within the Dispute Period that the Indemnifying Party desires to defend the Third Party Claim pursuant to paragraph (b) of this Section, or if the Indemnifying Party gives such notice but fails to prosecute vigorously and diligently or settle the Third Party Claim, or if the Indemnifying Party fails to give any notice whatsoever within the Dispute Period, then the Indemnified Party shall have the right to defend, at the sole cost and expense of the Indemnifying Party, the Third Party Claim by all appropriate proceedings, which proceedings shall be prosecuted by the Indemnified Party in a reasonable manner and in good faith or will be settled at the discretion of the Indemnified Party (with the consent of the Indemnifying Party, which consent will not be unreasonably withheld). The Indemnified Party will have full control of such defense and proceedings, including any compromise or settlement thereof; provided, however, that if requested by the Indemnified Party, the Indemnifying Party will, at the sole cost and expense of the Indemnifying Party, provide reasonable cooperation to the Indemnified Party and its counsel in contesting any Third Party Claim which the Indemnified Party is contesting. Notwithstanding the foregoing provisions of this subparagraph (y), if the Indemnifying Party has notified the Indemnified Party within the Dispute Period that the Indemnifying Party disputes its liability or the amount of its liability hereunder to the Indemnified Party with respect to such Third Party Claim and if such dispute is resolved in favor of the Indemnifying Party in the manner provided in subparagraph(z) below, the Indemnifying Party will not be required to bear the costs and expenses of the Indemnified Party's defense pursuant to this subparagraph (y) or of the Indemnifying Party's participation therein at the Indemnified Party's request, and the Indemnified Party shall reimburse the Indemnifying Party in full for all reasonable costs and expenses incurred by the Indemnifying Party in connection with such litigation. The Indemnifying Party may participate in, but not control, any defense or settlement controlled by the Indemnified Party pursuant to this subparagraph (y), and the Indemnifying Party shall bear its own costs and expenses with respect to such participation.

          (z) If the Indemnifying Party notifies the Indemnified Party that it does not dispute its liability or the amount of its liability to the Indemnified Party with respect to the Third Party Claim under paragraph (a) of this Section or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes its liability or the amount of its liability to the Indemnified Party with respect to such Third Party Claim, the amount of Damages specified in the Claim Notice shall be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that if the dispute is not resolved within thirty
          (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

          (ii) In the event any Indemnified Party should have a claim under paragraph (a) of this Section against the Indemnifying Party that does not involve a Third Party Claim, the Indemnified Party shall deliver a written notification of a claim for indemnity under paragraph (a) of this Section specifying the nature of and basis for such claim, together with the amount or, if not then reasonably ascertainable, the estimated amount, determined in good faith, of such claim (an "Indemnity Notice") with reasonable promptness to the Indemnifying Party. The failure by any Indemnified Party to give the Indemnity Notice shall not impair such party's rights hereunder except to the extent that the Indemnifying Party demonstrates that it has been irreparably prejudiced thereby. If the Indemnifying Party notifies the Indemnified Party that it does not dispute the claim or the amount of the claim described in such Indemnity Notice or fails to notify the Indemnified Party within the Dispute Period whether the Indemnifying Party disputes the claim or the amount of the claim described in such Indemnity Notice, the amount of Damages specified in the Indemnity Notice will be conclusively deemed a liability of the Indemnifying Party under paragraph (a) of this Section and the Indemnifying Party shall pay the amount of such Damages to the Indemnified Party on demand. If the Indemnifying Party has timely disputed its liability or the amount of its liability with respect to such claim, the Indemnifying Party and the Indemnified Party shall proceed in good faith to negotiate a resolution of such dispute; provided, however, that it the dispute is not resolved within thirty (30) days after the Claim Notice, the Indemnifying Party shall be entitled to institute such legal action as it deems appropriate.

     c. The indemnity agreements contained herein shall be in addition to (i) any cause of action or similar rights of the indemnified party against the indemnifying party or others, and (ii) any liabilities the indemnifying party may be subject to.

     10. JURY TRIAL WAIVER. The Company and the Lender hereby waive a trial by jury in any action, proceeding or counterclaim brought by either of the Parties hereto against the other in respect of any matter arising out or in connection with the Transaction Agreements.

     11. GOVERNING LAW: MISCELLANEOUS.


     a. (i) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York for contracts to be wholly performed in such state and without giving effect to the principles thereof regarding the conflict of laws. Each of the parties consents to the exclusive jurisdiction of the federal courts whose districts encompass any part of the County of New York or the state courts of the State of New York sitting in the County of New York in connection with any dispute arising under this Agreement or any of the other Transaction Agreements and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non conveniens, to the bringing of any such proceeding in such jurisdictions or to any claim that such venue of the suit, action or proceeding is improper. To the extent determined by such court, the Company shall reimburse the Lender for any reasonable legal fees and disbursements incurred by the Lender in enforcement of or protection of any of its rights under any of the Transaction Agreements. Nothing in this Section shall affect or limit any right to serve process in any other manner permitted by law.

          (ii) The Company and the Lender acknowledge and agree that irreparable damage would occur in the event that any of the provisions of this Agreement or the other Transaction Agreements were not performed in accordance with their specific terms or were otherwise breached. It is accordingly agreed that the parties shall be entitled to an injunction or injunctions to prevent or cure breaches of the provisions of this Agreement and the other Transaction Agreements and to enforce specifically the terms and provisions hereof and thereof, this being in addition to any other remedy to which any of them may be entitled by law or equity.

     b. Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

     c. This Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

     d. All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

     e. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto.

     f. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original.

     g. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement.

     h. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not affect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction.

     i. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement thereof.

     j. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.


     12. NOTICES. Any notice required or permitted hereunder shall be given in writing (unless otherwise specified herein) and shall be deemed effectively given on the earliest of

     (a) the date delivered, if delivered by personal delivery as against written receipt therefor or by confirmed facsimile transmission,

     (b) the fifth business day after deposit, postage prepaid, in the United States Postal Service by registered or certified mail, or

     (c) the third business day after mailing by domestic or international express courier, with delivery costs and fees prepaid,

in each case, addressed to each of the other parties thereunto entitled at the following addresses (or at such other addresses as such party may designate by ten (10) day's advance written notice similarly given to each of the other parties hereto):

COMPANY:          New World Entertainment Corp.
                  7251 West Lake Mead Boulevard, Suite 300
                  Las Vegas, Nevada

                  T (888) 628-1949
                  F _______________
with a copy to:   Richard A. Friedman, Esq.
                  Sichenzia Ross Friedman Ference LLP
                  1065 Avenue of the Americas
                  New York, NY 10018
                  T (212) 930-9700
                  F (212) 930-9725


LENDER: At the address set forth on the signature page of this Agreement. with a copy to:

                  Global Developments Inc.
                  c/o 510-999 W. Hastings St.
                  Vancouver, BC V6C 2W2
                  Attn: John Briner

                  555 Holdings LLC
                  c/o 510-999 W. Hastings St.
                  Vancouver, BC V6C 2W2
                  Attn: John Briner


     13. SURVIVAL OF REPRESENTATIONS AND WARRANTIES. The Company's and the Lender's representations and warranties herein shall survive the execution and delivery of this Agreement and the delivery of the Certificates and the payment of the Loan Amount, and shall inure to the benefit of the Lender and the Company and their respective successors and assigns.


                   [BALANCE OF PAGE INTENTIONALLY LEFT BLANK.]

     IN WITNESS WHEREOF, with respect to the Loan Amount specified below, this Agreement has been duly executed by the Lender and the Company as of the date set first above written.

AGGREGATE PRINCIPAL AMOUNT OF NOTES:          $3,250,000
                                              ----------


LENDER:                                       LENDER:
------                                        ------

Global Developments Inc.                      555 Holdings LLC
c/o 510-999 W. Hastings St.                   c/o 510-999 W. Hastings St.
Vancouver, BC V6C 2W2                         Vancouver, BC V6C 2W2
Telephone No. (604) 685-7552                  Telephone No. (604) 685-7552
Telecopier No. (604) 685-7551                 Telecopier No. (604) 685-7551

Global Developments Inc.                      555 Holdings LLC


By: _________________________________         By: ________________________
John Briner, Director                         John Briner
                                              Title: _____________________


Nevada                                        Nevada
Jurisdiction of Incorporation                 Jurisdiction of Incorporation
or Organization                               or Organization


COMPANY

NEW WORLD ENTERTAINMENT CORP.


By: _________________________________
      Michelle Dobson
      President and Director

         ANNEX I           FORM OF NOTE

         ANNEX V           COMPANY DISCLOSURE MATERIALS

                                    EXHIBIT A